EXHIBIT 10.Q



                                KU ENERGY CORPORATION

                         DIRECTOR DEFERRED COMPENSATION PLAN

                                  Effective May 1, 1992


                                           ARTICLE I

                                           Purpose

                     The   KU   Energy    Corporation   Director    Deferred

           Compensation Plan  (the "Plan") is hereby  established, effective

           May 1,  1992,   to  provide  eligible  directors   of  KU  Energy

           Corporation  with the  opportunity to  defer some  or all  of the compensation  which may  be payable  to them  for services  to be performed  as  members of  the Board  of  Directors of  KU Energy

           Corporation.



                                          ARTICLE II

                                          Definitions

                     The following words and phrases shall have the meanings

           set forth below unless a different meaning is clearly required by the context:

                     (a)  Account:     The   account  maintained   for  each

           Participant  showing  his  or  her interest  under  the  Plan  as provided in Section 4.1.



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                     (b)  Accounting Date:       Each   March 31,   June 30,

           September 30, and December 31 of  each calendar year.   The first

           Accounting Date under the Plan shall be June 30, 1992.

                     (c)  Beneficiary:   The person  or persons  (natural or

           otherwise) designated, in accordance with Section 5.4, to receive the distribution of a Participant's  Account balance in the event of the Participant's death.

                     (d)  Board:  The Board of Directors of the Company.

                     (e)  Change  in Control:   A change in  control as more

           fully defined in Section 5.6.

                     (f)  Committee:   The  Compensation  Committee  of  the

           Board.

                     (g)  Company:   KU  Energy  Corporation, a  corporation

           organized and  existing under  the  laws of  the Commonwealth  of

           Kentucky.

                     (h)  Compensation:    Any  retainer  and  meeting  fees

           payable to the Director by the Company for services rendered as a member of the Board or any committee thereof.

                     (i)  Director:  Any member of the Board on or after the

           Effective  Date  who is  separately  compensated for  his  or her services as a member of the Board.

                     (j)  Effective Date:  May 1, 1992.

                     (k)  KU:  Kentucky Utilities Company.

                     (l)  Participant:  A Director participating in the Plan

           in accordance with  the provisions  of Section 3.2,  or a  former

           Director whose Account balance  under the Plan has not  been paid

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           in full.

                     (m)  Plan:  The KU Energy Corporation Director Deferred

           Compensation Plan set forth in this instrument,  as it may be amended from time to time.

                     (n)  Service:  An individual's service on the Board and

           on the boards of KU or other any Subsidiary.

                     (o)  Subsidiary:  An entity in which the Company, KU or

           one  or  more other  Subsidiaries  directly  or indirectly  bene-

           ficially owns 50% or more of the voting securities.



                                           ARTICLE III

                                           Eligibility and Participation

                     3.1  Eligibility:   Each member of  the Board who  is a

           Director on  the Effective Date shall be  eligible to participate in the  Plan as of the Effective Date.  Each other Director shall be eligible to participate in the Plan as of the first day of the month next following the date he or she becomes a Director.

                     3.2  Participation:      A   Director   may   elect  to

           participate in the  Plan effective  as of the  date the  Director first becomes eligible to participate as provided in Section 3.1,

           or effective as of the January 1st of any calendar year beginning after such date, by  filing written notice of such  election with

           the Company prior to the  effective date of such election.   Such

           notice  shall   be  accompanied  by  (i) an   election  to  defer

           Compensation as  provided in Section 3.4 and  (ii) an election as to the method of payment as provided in Section 5.1.  Upon filing

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           such election  notice, the Director shall become a Participant in the Plan  effective as of the  date elected as permitted  in this

           Section 3.2.

                     3.3  Crediting  of  Compensation:   Commencing  on  the

           effective date  of a Participant's participation in  the Plan and continuing during the period that  Compensation is to be credited to the  Participant's Account under  the Plan, the  Company shall defer payment of and  credit to the Participant's Account  all or such portion, as elected by the Participant under Section 3.4, of the  Compensation that  the Participant  would have  received for services  rendered  by the  Participant during  such period  as a member of the Board but  for his participation in the  Plan, such credits to be made as provided in Section 4.2(a).

                     3.4  Election to Defer:  At the time a Director  elects

           to  become a Participant, the  Director shall elect  to have from

           10%  to  100%, in  specified  multiples  of 10%,  of  his  or her

           Compensation  for services  rendered subsequent  to the  date the

           Director  becomes  a  Participant  deferred under  the  Plan  and credited to his or her Account  as provided in Section 3.3.  Such election shall remain  in effect until  changed or terminated  as hereinafter provided.

                     A Participant may change his or her election under this

           Section 3.4  effective as of the January 1st of any calendar year with respect to  Compensation for  services to be  rendered as  a

           Director  on or  subsequent to  such January  1st, by  giving the

           Company written notice of such change  at least 15 days prior  to

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           such  January 1st.    Any change  may  (i) increase or  decrease,

           within  the limits  prescribed  in the  preceding paragraph,  the portion  of  Compensation to  be  deferred  and  credited to  the

           Participant's Account as  provided in Section 3.3, (ii) terminate an  election  to defer  Compensation  under  this Section 3.4  or

           (iii) resume the  deferral of Compensation under  the Plan within

           the  limits prescribed in the  preceding paragraph.   A change in

           the  portion of  Compensation deferred  or the  termination  of a

           Participant's  election to  defer Compensation shall  not entitle the Participant to receive payment of his or her Account balance,

           which shall be payable only as provided in Article V.

                     Any  election   or  change   in  election   under  this

           Section 3.4 shall be made on a form provided or prescribed by the

           Company.

                                           ARTICLE IV

                                           Participants' Accounts

                     4.1  Individual Accounts:   A separate Account shall be

           maintained by the Company on its books for each Participant.

                     4.2  Accounting Procedures:  Each Participant's Account

           shall  be adjusted as of  each Accounting Date  as follows and in the following order:

                          (a)  Each Participant's Account shall be
                     credited with the amount of Compensation to be credited to his or her Account as provided in Section 3.3 during the calendar quarter ending on such Accounting Date. Credits shall be made as of the last business day of the respective calendar months in which such Compensation would have been paid to the Participant by the Company but for his or her

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                     participation in the Plan.

                          (b)  Each  Participant's  Account  shall
                     next be charged as of such Accounting Date with the amount of any distributions under the Plan to the Participant or to his or her Beneficiary effective as of such Accounting Date.

                          (c)  Unless (i) a Change in  Control has
                     occurred during the calendar quarter ending on such Accounting Date and the last paragraph of Section 5.1 is applicable to the Participant or (ii) a Participant has terminated his Service during the calendar quarter ending on such Accounting Date and
                     Section 5.5 is applicable to the Participant, each Participant's Account shall next be credited with the amount equivalent to interest to be added to the Participant's Account as of such Accounting Date. The interest equivalent to be credited as of an Accounting Date shall be equal to the interest that would be earned on the average of the balances in the Participant's Account at the end of each calendar month during the calendar quarter ending on such Accounting Date, at a rate per annum which equals the average prime rate charged by banks as reported in the Federal Reserve Bulletin published on or next prior to such Accounting Date.

                                           ARTICLE V

                                           Distribution of Benefits

                     5.1  Termination Prior  to  a  Change  in  Control  For

           Reasons  Other Than Death:   Within 15 days  after the Accounting

           Date  coincident with  or next  following the  date on  which the

           Participant  terminates his or her  Service prior to  the date on which a Change in Control occurs for any reason other than death,

           the Company shall pay, or commence to pay,  to the Participant in cash the amount credited to his or her Account.  Payment shall be


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           made in  accordance with  Payment Method I, Payment  Method II or

           Payment Method III, below, as elected by the Director at the time the Director elects to become a Participant:

                     (a)  Payment Method I -  By payment in a
                          lump sum of the amount  credited to
                          the Participant's Account as of the
                          Accounting Date  coincident with or
                          next  following  the date  on which
                          the  Participant terminates  his or
                          her Service.

                     (b)  Payment Method II  - By payment  in
                          quarterly installments,  the number
                          of which  shall  be the  lesser  of
                          (i) 40 or (ii) the aggregate number
                          of  full  calendar quarters  during
                          which compensation  was credited to
                          the Participant's Account under the
                          Plan  and  to  his or  her  account
                          under any  similar  plan of  KU  or
                          other Subsidiary  (but not counting
                          any such calendar quarter more than
                          once).  The amount of each install-
                          ment shall be equal to the quotient
                          obtained  by  dividing the  balance
                          credited  to Participant's  Account
                          as  of  the  Accounting Date  coin-
                          cident with or  next preceding  the
                          date of such installment payment by
                          the number  of installment payments
                          remaining  to  be   made  to   such
                          Participant  at  the  time of  such
                          calculation.

                     (c)  Payment Method III - By  payment in
                          annual installments,  the number of
                          which shall be the lesser of (i) 10
                          or  (ii) the  aggregate  number  of
                          full calendar years  (but not  less
                          than one) during which compensation
                          was  credited to  the Participant's
                          Account under the  Plan and to  his
                          or  her  account under  any similar
                          plan of KU or other Subsidiary (but
                          not counting any such calendar year
                          more  than once).    The amount  of
                          each installment shall be  equal to
                          the  quotient obtained  by dividing

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                          the  balance  credited to  Partici-
                          pant's Account as of the Accounting
                          Date   coincident   with  or   next
                          preceding the date of such install-
                          ment  payment  by  the   number  of
                          installment  payments  remaining to
                          be made to  such Participant at the
                          time of such calculation.

           An  election under  this  Section 5.1 shall  be  made on  a  form provided  or prescribed  by the  Company and  once made  shall be irrevocable.

                     Notwithstanding a Participant's  election under, or the

           foregoing provisions of, this Section 5.1, if a Change in Control occurs  after a  Participant terminates  his or  her Service  but prior  to the complete distribution under the Plan of the balance credited  to his  or  her Account,  the  amount credited  to  the

           Participant's Account as of the date the Change in Control occurs increased by  the amount of  any Compensation deferred  under the

           Plan by the Participant  subsequent to the Accounting Date  on or next preceding the  date on  which the Change  in Control  occurs

           (the  "undistributed  amount"),  plus  an  amount  equivalent  to interest  as provided below, shall be paid  in cash in a lump sum to the Participant (or,  in the event of the  Participant's death after  his termination  of  Service, to  his or  her Beneficiary)

           within  15 days after  the date  on which  the Change  in Control

           occurs.    The interest  equivalent to  be  paid pursuant  to the

           preceding sentence shall be  equal to the interest that  would be earned on the  undistributed amount  during the  period from  the

           Accounting Date on or next preceding the date on which the Change


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           in Control  occurs to the date  of distribution, at  the rate per annum used under Section 4.2(c)  as of the Accounting Date  on or next preceding the date on which the Change in Control occurs.

                     5.2  Death:   Upon the death of  a Participant, whether

           before or after  termination as a member  of the Board, prior  to the complete distribution of  the balance credited to his  or her

           Account,  any undistributed amount  credited to the Participant's

           Account  as  of the  Accounting  Date  coincident  with  or  next following the Participant's date  of death shall be paid  in cash in  a lump  sum to  the Participant's Beneficiary  within 15 days after such Accounting  Date; provided,  however, if  a Change  in

           Control  shall occur  either  before or  after the  Participant's death  but prior  to  the complete  distribution  of the  balance credited to the Participant's Account, distribution shall be made

           to  the  Beneficiary  as  provided   in  the  last  paragraph  of

           Section 5.1  or in  Section 5.5, whichever is  applicable, rather than as provided in this Section 5.2.

                     5.3  Hardship  Distribution:  With  the written consent

           of  the Committee,  a Participant  may withdraw  from his  or her

           Account  as of an Accounting Date a  cash amount not in excess of the  balance credited  to the  Participant's  Account as  of such

           Accounting  Date.   The Committee,  in its  sole discretion,  may

           consent  to  such  withdrawal  but  only  if  the  withdrawal  is necessary, upon demonstration by or on behalf of the Participant,

           because of a substantial financial hardship of the Participant as a result of accident,  illness or disability.  The  Committee, in

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           its  sole discretion,  shall  determine  the  amount  of  such  a distribution  that  is needed  to meet  the  need created  by the

           hardship.    Any  such  distribution  shall  be  charged  to  the

           Participant's Account.

                     5.4  Beneficiary:    As  used  in the  Plan,  the  term

           "Beneficiary" means:

                          (a)  The   last  person   designated  as
                     Beneficiary by the Participant in a written notice on a form prescribed by and filed with the Company;

                          (b)  If    there   is    no   designated
                     Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

                          (c)  If  no such  designated Beneficiary
                     and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account, then the legal representative of the last survivor of the Participant and such persons, or, if the Company shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

           Any Beneficiary designation may  be changed from time to  time by

           like  notice similarly  delivered.   No  notice given  under this

           Section shall be effective unless  and until the Company actually receives such notice and enters it in its records.

                     5.5  Termination On or After a Change in Control:  If a

           Participant terminates his or her Service on or after the date on which  a Change  in Control  occurs, the  amount credited  to the

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           Participant's  Account  as  of the  Accounting  Date  on  or next preceding the date on which the Participant terminates his or her

           Service  increased by  the  amount of  any Compensation  deferred under the Plan by the Participant subsequent such Accounting Date

           (the  "undistributed  amount"),  plus  an  amount  equivalent  to interest as provided below, shall  be paid in cash in a  lump sum to  the Participant (or, in the event of the Participant's death,

           to his or her Beneficiary) within 15 days after the Participant's

           termination of  Service.   The  interest  equivalent to  be  paid

           pursuant to the preceding sentence shall be equal to the interest that  would  be earned  on  the undistributed  amount  during the period  from  the  Accounting  Date  on  or  next  preceding  the

           Participant's termination of Service to the date of distribution,

           at  the  rate  per annum  used  under  Section 4.2(c)  as of  the

           Accounting Date on or next preceding the date of termination.

                     5.6  Change in  Control:  For  purposes of the  Plan, a

           "Change in Control" shall have occurred if at any time any of the following events shall occur:

                          (a)  The  Company  or  KU is  merged  or
                     consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;



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                          (b)  The   Company   or   KU  sells   or
                     otherwise transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding
                     securities  of  such  other   corporation  or
                     entity   immediately   after  such   sale  or
                     transfer is held in the aggregate by the holders of Voting Stock of the Company, immediately prior to such sale or transfer;

                          (c)  There is a report filed on Schedule
                     Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                     Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of KU;

                          (d)  The Company or KU files a report or
                     proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or
                     Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company or KU has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                          (e)  If at any time during any period of
                     two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or KU cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in

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                     office who were directors of such company  at
                     the beginning of any such period.

                     Notwithstanding the foregoing  provisions of  paragraph

           (c)  or (d) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and KU,

           a "Change  in Control" shall  not be deemed to  have occurred for purposes  of  the Plan  solely  because  (i) the Company,  (ii) a

           Subsidiary  or  (iii) any   Company-sponsored,  KU-sponsored   or

           Subsidiary-sponsored employee  stock ownership plan or  any other employee benefit plan  of the Company,  KU or Subsidiary,  either files or becomes obligated to file a  report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or

           Schedule 14A  (or any successor schedule,  form or report or item therein) under  the Exchange Act, disclosing beneficial ownership by  it of shares of Voting Stock of the Company or KU, whether in excess  of 10%  or otherwise,  or because  the Company,  KU or  a

           Subsidiary reports that a change in control of the  Company or KU has  or may have occurred  or will or may  occur in the future by

           reason of  such beneficial ownership.   Notwithstanding the fore-

           going provisions of this Section 5.6, a "Change in Control" shall not be deemed to  have occurred by reason of  the Reorganization.

           'Reorganization'  shall mean the corporate reorganization whereby the Company became  the holding company of KU  as approved by the

           Board of Directors of KU on May 16, 1988 and May 27, 1988.






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                                           ARTICLE VI

                                           Financing of Benefits

                     The  Plan shall  be a  nonqualified and  unfunded plan.

           Benefit  payments under  the  Plan shall  represent an  unsecured general  obligation of  the  Company and  shall  be paid  by  the

           Company from its general assets.  No special fund or trust  shall be created or held for the financing of benefits under the Plan.



                                           ARTICLE VII

                                           Facility of Payment

                     Whenever a person entitled to receive any payment under

           the  Plan is  a person  under legal  disability  or a  person not adjudicated incompetent but  who, by reason of  illness or mental or physical disability, is in the opinion of the Committee unable properly to manage his  or her affairs, then such  payments shall be paid in  such of  the following  ways as  the Committee  deems best:  (a) to  such person directly; (b) to the legally appointed guardian or conservator of such  person; (c) to some relative  or friend of such person for his or her benefit; (d) for the benefit of  such  person  in  such  manner  as  the  Committee  considers advisable.  Any payment made in accordance with the provisions of this Article shall be  a complete discharge of any  liability for the  making of such payment under the Plan, and the distributee's receipt shall be a sufficient discharge to the Company.





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                                           ARTICLE VIII

                                           Administration

                     The  Plan  shall  be administered  by  the Compensation

           Committee of the Board.  The Committee shall have such duties and powers  as may  be necessary to  discharge its  duties hereunder,

           including,  but  not  by  way  of  limitation,  to  construe  and interpret  the  Plan, decide  all  questions  of eligibility  and determine  the amount and time  of payment of benefits hereunder.

           The Committee  shall have no  power to add  to, subtract from  or modify any  of the terms of the Plan, or  to change or add to any benefits provided  under the Plan,  or to waive or  fail to apply any requirements of eligibility for a benefit under the Plan.  No

           Participant who  is a member  of such  Committee may vote  on any question relating specifically to himself or herself.



                                           ARTICLE IX

                                           Miscellaneous

                     9.1   Other Agreements.   The Plan shall  not affect in

           any  way  the  rights or  obligations  of  a  Director under  any deferred compensation or other agreement between the Director and the Company or KU,  including, but not limited to,  the KU Energy

           Corporation Director Retirement Retainer Program.

                     9.2    Successors.    The  Company  shall  require  any

           successor  (whether direct  or  indirect,  by  purchase,  merger,

           consolidation,  reorganization  or  otherwise)  to  all  or  sub-

           stantially  all  of the  business  and/or assets  of  the Company

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           expressly to assume and to agree to perform this Plan in the same manner and  to the same extent  the Company would be  required to perform if  no such succession had taken  place.  This Plan shall be binding upon  and inure to the benefit of  the Company and any successor of or to the Company, including without limitation  any persons acquiring directly or indirectly all or substantially all of the business  and/or assets  of the Company  whether by  sale,

           merger,  consolidation, reorganization  or  otherwise  (and  such successor  shall  thereafter  be  deemed the  "Company"  for  the purposes  of this  Plan), and  the heirs, executors  and adminis-

           trators of each Director.

                     9.3   Interests Not Transferable.  No person shall have

           any right to commute, encumber, pledge or dispose of any right to receive payments hereunder, nor shall such payments be subject to seizure, attachment or garnishment for the payments of any debts,

           judgments,  alimony  or separate  maintenance  obligations or  be transferable  by operation  of law  in the  event  of bankruptcy,

           insolvency or otherwise, all  payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                     9.4    Amendment  and Termination.    The  Plan may  be

           amended from time to time or terminated by the Board at any time,

           but no amendment  or termination may adversely  affect the rights of any person without his or her prior written consent.

                     9.5  Applicable Law.   This Plan shall be  construed in

           accordance with and governed  by the laws of the  Commonwealth of

           Kentucky.

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                     9.6    Notices.   For all  purposes  of this  Plan, all

           communications provided for herein shall be  in writing and shall be deemed to have been duly given when delivered or five business days  after having  been mailed  by United  States registered  or

           certified   mail,  return  receipt  requested,  postage  prepaid,

           addressed  to the Company (to  the attention of  the Secretary of

           the  Company)  at  its  principal  executive  office  and   to  a

           Participant at his or  her principal residence, or to  such other address as any party  may have furnished to the  other in writing and in  accordance herewith,  except that  notices  of change  of address shall be effective only upon receipt.

                     9.7  Severability:  Each section, subsection and lesser

           section of this  Plan constitutes a separate  and distinct under-

           taking, covenant  and/or  provision hereof.   Whenever  possible,

           each provision of this  Plan shall be interpreted in  such manner as to be effective and valid  under applicable law.  In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed  from this Plan,

           but every other provision of this Plan shall remain in full force and  effect,  and in  substitution  for any  such  provision held unlawful,  there  shall be  substituted  a  provision of  similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                     9.8   Withholding of Taxes:   The Company  may withhold

           from any amounts payable under this Plan all federal, state, city and other taxes as shall be legally required.

                     IN WITNESS  WHEREOF, KU Energy  Corporation has  caused

           this instrument to  be executed in its name by  its President and its  Corporate  Seal to  be  hereunto  affixed,  attested by  its

           Secretary, on this 19th day of May, 1992.


                                           KU ENERGY CORPORATION


                                           By /s/ John T. Newton
                                               President


           [Corporate Seal]


           ATTEST:


           /s/ Michael R. Whitley
                 Secretary



























                                           -82-